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                                                                   EXHIBIT 10.18




                            A.D.A.M. SOFTWARE, INC.
                              SEVERANCE AGREEMENT


THIS SEVERANCE AGREEMENT (this "Agreement"), dated as of January 15, 1996, is made by Joseph R. Fuller, an individual resident of the State of Georgia (the "Executive"), and A.D.A.M. Software, Inc., a Georgia Corporation (the "Company").

The purpose of this Agreement is to set forth the mutual understandings of the Executive and the Company in the event of a termination of Executive's employment by the Company without "Good Cause" (as defined below).

1. If the Executive's employment with the Company is terminated for any reason other than (1) Good Cause (as defined below), or (2) the voluntary termination by Executive of his employment, then, if such termination occurs at any time, Executive will be entitled to receive one year's base salary and bonus (if earned) as severance. In addition, the Company shall permit the Executive, at his own cost, to continue to participate in health benefit plans in accordance with the provisions of the COBRA legislation passed by Congress.

2. It is expressly understood and agreed that Executive will only be required to perform services as an employee and officer of the Company at the Company's facilities at 1600 RiverEdge Parkway or such other location of the principal executive offices of the Company in the Atlanta metropolitan area as the Board of Directors of the Company may designate. If Executive is required to relocate to any location outside of the metropolitan Atlanta area in connection with his employment by the Company, and Executive elects not to accept such reassignment by notifying the Company in writing within 45 days of such reassignment, then he will be deemed to have been terminated by the Company without Good Cause and will be entitled to severance in accordance with the terms in Paragraph 1.

3. It is further understood and agreed that if the Company unilaterally and materially reduces the Executive's duties and responsibilities, and the Executive elects not to accept such change in his role or responsibilities by notifying the Company in writing within 45 days of such change, then Executive's employment will be deemed to have been terminated by the Company without Good Cause and the Executive will be entitled to severance in accordance with the provisions of Paragraph 1.











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4.   For purposes of this Agreement, "Good Cause" shall exist upon the occurrence of any of the following: (i) Executive is convicted (in a United States court) of, pleads guilty to, or confesses to any felony or any act of fraud, misappropriation or embezzlement, (ii) Executive engages in a fraudulent act to the material damage or prejudice of the Company or any affiliate of the Company or in conduct or activities materially damaging to the property, business or reputation of the Company or any affiliate of the Company, as determined in good faith by the Board of Directors of the Company, (iii) Executive is convicted (in a United States court) of, pleads guilty to, or confesses to illegal use by Executive of controlled substances, (iv) any material act or omission by Executive involving malfeasance or negligence in the performance of Executive's duties to the Company to the material detriment of the Company, which has not been corrected by Executive within thirty (30) days after written notice from the Company of any such act or omission, or (v) failure by the Executive to comply with the terms of this Agreement or any written policies or directives of the Board of Directors, which has not been corrected by Executive within thirty (30) days after written notice from the Company of such failure.



                                           A.D.A.M. SOFTWARE, INC.


                                           By: /s/ Curtis Cain
                                              ---------------------------


                                           Title: CEO
                                                 ------------------------

                                           EXECUTIVE

                                           /s/ Joseph R. Fuller
                                           ------------------------------
                                           Joseph R. Fuller